Exhibit 99.3

ESTENSON LOGISTICS, LLC

YEARS ENDED DECEMBER 31, 2016 AND 2015

ESTENSON LOGISTICS, LLC

YEARS ENDED DECEMBER 31, 2016 AND 2015

Contents

Page

Independent auditors' report	1

Financial statements:

Balance sheets	2

Statements of income	3

Statements of members' equity	4

Statements of cash flows	5-6

Notes to financial statements	7-17

Layton Layton & Tobler LLP
Certified Public Accountants
606 South Ninth Street (702) 384.1995 cps@Iltcpa.com	Las Vegas, Nevada 89101 FAX (702) 384-6949 www.11tcpa.com	Donald R. Layton, CPA Richard D. Layton, CPA, CFE, CFF Stephen D. Waldron, cPA Peter C. Gubler, CPA, CVA Francine M. Miller, CPA Michael D. Tobler, CPA (Deceased)

Independent Auditors' Report

Board of Directors
Estenson Logistics, LLC

Las Vegas, Nevada

We have audited the accompanying financial statements of Estenson Logistics, LLC (a Nevada Limited Liability Company), which comprise the balance sheets as of December 31, 2016 and 2015, and the related statements of income, members' equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Estenson Logistics, LLC as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

March 8, 2017

Members of:

Private Companies Practice Section of the American Institute of Certified Public Accountants
Nevada Society of Certified Public Accountants

Independent Member of CPA Associates International, Inc.

ESTENSON LOGISTICS, LLC

BALANCE SHEETS

DECEMBER 31, 2016 AND 2015

See Independent Auditors' Report

ASSETS
	2016	2015
Current assets:
Cash	$13,841,637	$2,463,222
Accounts receivable, net	27,830,462	24,846,456
Due from affiliate
Other receivables	388,872	246,573
Insurance deposit	12,904,878	6,730,318
Prepaid expenses	3,790,803	3,389,035

Total current assets	58,756,652	37,675,604

Property and equipment:
Freight revenue equipment	216,357,500	191,684,639
Other property and equipment	3,570,588	3,394,009

Total property and equipment	219,928,088	195,078,648

Less accumulated depreciation	93,355,304	74,825,250

Net property and equipment	126,572,784	120,253,398

Other assets:
Refundable deposits	181,259	181,461

Total assets	$185,510,695	$158,110,463

LIABILITIES AND MEMBERS' EQUITY
Current liabilities:
Current portion of long-term debt	$25,881,832	$22,949,083
Accounts payable	4,984,939	2,421,664
Accrued expenses	3,442,836	2,643,569
Current portion of claims payable	1,455,720	1,060,135
Other current liabilities	5,786,670	4,070,851
Due to affiliate	135,070	98,437
Total current liabilities	41,687,067	33,243,739

Long-term liabilities:
Notes payable, net of current portion	83,216,887	79,669,945
Claims payable, net of current portion	6,406,082	2,205,003
Total long-term liabilities	89,622,969	81,874,948

Total liabilities	131,310,036	115,118,687

Members' equity:	54,200,659	42,991,776
Total liabilities & members' equity	$185,510,695	$158,110,463

The accompanying notes are an integral
part of these financial statements.

2

ESTENSON LOGISTICS, LLC

STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2016 AND 2015

See Independent Auditors' Report

	2016	2015
Operating revenues, excluding fuel surcharges	$219,735,205	$197,340,743

Fuel surcharge revenues	27,354,459	28,960,680

Total operating revenues	247,089,664	226,301,423

Cost of operations:
Depreciation	25,844,122	22,143,506
Equipment rent and lease	9,065,841	8,628,552
Fuel and oil	24,514,890	25,625,280
Independent transportation providers	10,413,921	8,924,469
Insurance and employee benefits	17,241,960	16,004,952
Payroll taxes	7,852,213	6,665,022
Repairs and maintenance	15,459,704	14,136,309
Salaries and wages	96,843,429	88,043,240
Supplies and miscellaneous	1,637,317	1,369,288

Total cost of operations	208,873,397	191,540,618

Gross profit	38,216,267	34,760,805

General and administrative expenses	24,987,899	22,011,933

Income from operations	13,228,368	12,748,872

Other income (expenses):
Gain on disposition of equipment	1,296,684	1,927,338
Interest expense	(2,473,776)	(2,343,861)
Other income	24,311	222,059
Other expenses	(2,681,716)	(2,004,355)

Net income	$9,393,871	$10,549,453

The accompanying notes are an integral
part of these financial statements.

3

ESTENSON LOGISTICS, LLC

STATEMENTS OF MEMBERS' EQUITY

YEARS ENDED DECEMBER 31, 2016 AND 2015

See Independent Auditors' Report

	2016	2015

Members' equity, January 1	$42,991,776	$38,721,142
Members contributions	6,246,000	-
Members distributions	(4,430,988)	(6,278,819)
Net income	9,393,871	10,549,453

Members' equity, December 31	$54,200,659	$42,991,776

The accompanying notes are an integral
part of these financial statements.

4

ESTENSON LOGISTICS, LLC

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2016 AND 2015

See Independent Auditors' Report

	2016	2015
Operating activities:

Net income	$9,393,871	$10,549,453

Adjustments to reconcile net income to net
cash provided by operating activities:
Depreciation	26,130,442	22,388,780
Gain on disposition of equipment	(1,248,603)	(1,927,338)

(Increase) decrease in:
Accounts receivable	(2,984,006)	(4,411,165)
Due from affiliate		347,748
Other receivables	(142,299)	226,667
Prepaid expense	(9,515,843)	2,700,337
Insurance deposit	2,939,515	(6,730,318)
Refundable deposits	202	45,877

Increase (decrease) in:
Accounts payable	2,563,275	(1,318,233)
Accrued expenses	799,267	443,036
Claims payable	4,596,664	3,265,138
Other current liabilities	1,715,819	2,177,155
Due to affiliate	36,633	98,437

Net cash provided by operating activities	34,284,937	27,855,574

Investing activities:
Proceeds from disposition of assets	1,609,140	2,473,011
Purchases of property and equipment	(788,040)	(1,975,177)
Net cash provided by investing activities	821,100	497,834

Financing activities:
Principal long-term debt repayments	(25,542,634)	(21,622,873)
Contributions from members	6,246,000
Distributions to members	(4,430,988)	(6,278,819)

Net cash used in financing activities	(23,727,622)	(27,901,692)

Net increase/(decrease) in cash	11,378,415	451,716

Cash, January 1st	2,463,222	2,011,506

Cash, December 31st	$13,841,637	$2,463,222

The accompanying notes are an integral
part of these financial statements.

5

ESTENSON LOGISTICS, LLC

STATEMENTS OF CASH FLOWS, CONTINUED

YEARS ENDED DECEMBER 31, 2016 AND 2015

See Independent Auditors' Report

Supplemental Disclosures of Cash Flow Information

	2016	2015
Cash paid during the year for:

Interest	$2,473,776	$2,343,861

Schedule of non-cash activities:

Purchases of property and equipment	$32,810,365	$38,276,685
Cash purchases	(788,040)	(1,975,177)
Property and equipment acquired through
borrowings	$32,022,325	$36,301,508

The accompanying notes are an integral
part of these financial statements.

6

ESTENSON LOGISTICS, LLC

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2016 AND 2015

See Independent Auditors' Report

1.	Summary of significant accounting policies:

Nature of operations:

Estenson Logistics, LLC (a Nevada Limited Liability Company) was formed in February 1999. The Company provides freight transportation services and is a common carrier regulated by the Interstate Commerce Commission. The Company is licensed to operate in the continental United States of America.

Accounts receivable:

Accounts receivable are recorded net of allowance for doubtful accounts. At the end of each year management closely monitors outstanding balances and adjusts the allowance for doubtful accounts accordingly based upon prior write-offs and older outstanding receivables. In 2016, $18,232 has been estimated as allowance for doubtful accounts and $44,804 was expensed in the current year. In 2015, $20,043 was estimated as allowance for doubtful accounts and $17,210 was expensed. Accounts receivable are charged off when they are deemed uncollectible. All of the net trade receivables are pledged as collateral on a bank line of credit.

Property and equipment:

Company policy is to provide depreciation by use of the straight-line method for financial reporting purposes and accelerated methods for income tax purposes. The book cost, accumulated depreciation and useful life by asset classification are as follows:

2016		Accumulated	Useful
	Cost	Depreciation	Life
Tractors	$116,607,261	$52,486,905	6 years
Trailers	99,750,239	38,789,681	10 years
Vehicles	381,616	278,965	7 years
Machinery & equipment	1,062,460	562,144	7 years
Office furniture & equipment	1,590,807	1,038,496	5-7 years
Leasehold Improvements	535,705	199,113	10 years
Total	$219,928,088	$93,355,304

2015

Tractors	$105,094,575	$43,061,327	6 years
Trailers	86,590,064	30,122,071	10 years
Vehicles	381,616	236,210	7 years
Machinery & equipment	1,052,041	418,411	7 years
Office furniture & equipment	1,431,130	841,549	5-7 years
Leasehold Improvements	529,222	145,682	10 years
Total	$195,078,648	$74,825,250

7

ESTENSON LOGISTICS, LLC

NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2016 AND 2015

See Independent Auditors' Report

1.	Summary of significant accounting policies (continued):

General and administrative expense:

General and administrative costs are charged to expenses as incurred and consist of the following:

2016
Advertising	$1,097,504
Automobile expenses	76,911
Bad debt expenses	44,804
Contributions	100,402
Depreciation	286,320
Employee benefits	622,039
Guaranteed payments to members	390,000
Management fees	2,019,743
Office expenses	2,580,126
Payroll taxes	367,390
Professional fees	1,178,322
Rent	1,227,186
Salaries and wages	5,593,287
Taxes and licenses	3,221,693
Travel expense	3,636,290
Utilities	2,545,882
Total	$24,987,899

2015
Advertising	$755,939
Automobile expenses	86,721
Bad debt expenses	17,210
Contributions	83,550
Depreciation	245,274
Employee benefits	447,568
Guaranteed payments to members	397,500
Management fees	1,848,944
Office expenses	2,260,396
Payroll taxes	279,636
Professional fees	1,410,863
Rent	1,175,592
Salaries and wages	4,613,280
Taxes and licenses	2,887,050
Travel expense	3,293,672
Utilities	2,208,738
Total	$22,011,933

8

ESTENSON LOGISTICS, LLC

NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2016 AND 2015

See Independent Auditors' Report

1.	Summary of significant accounting policies (continued):

Advertising costs:

The Company expenses advertising costs as incurred.

Deposits:

The refundable deposits consist of insurance and rent deposits.

Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	Insurance claims deposit:

In 2015, the Company self-funded for a portion of its auto liability, worker's compensation and general liability insurance. Under the terms of the agreement, the Company is to fund and maintain a deposit with the insurance company to pay insurance claim losses, including future actuarial expected losses and losses incurred but not reported. If the Company terminates the contract, after a twenty-four month period and all claims have been paid, the remaining deposit will be returned. As of December 31, 2016 and 2015, the insurance claims deposit is $12,904,878 and $6,730,318, respectively.

3.	Uninsured deposits:

Periodically, due to fluctuations in funds on deposit, cash in bank accounts exceed the current Federal Deposit Insurance Corporation insurance limit. Bank balances at December 31, 2016 exceeded the insured limit by $16,354,306. At December 31, 2015, bank balances exceeded the insured limit by $7,947,983.

4.	Income taxes:

Estenson Logistics, LLC is recognized as a partnership for federal and state income tax purposes. As a partnership, items of income and deductions are passed through to the members each year, and thus the Company pays no federal income tax and only pays state income tax for certain states.

The federal income tax returns of the Plan are subject to examination by the IRS, generally for three years after the return was filed.

9

ESTENSON LOGISTICS, LLC

NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2016 AND 2015

See Independent Auditors' Report

5.	Related party transactions:

The members own 90% of a company that provides managerial services, insurance administration, and freight transportation to Estenson Logistics, LLC as needed. In 2016, the Company owed the affiliate $2,070,608 for managerial services, workers compensation, vehicle insurance and miscellaneous transactions. The Company repaid the affiliate $2,058,027 during 2016 which included prior year unpaid balances. The Company also owed the affiliate $2,337,666 for brokerage fees and made payments of $2,242,654 during the year which included prior year unpaid balances.

Additionally, in 2016, the Company owed the affiliate $2,034,909 for health insurance and made payments to the affiliate totaling $2,050,356 which included prior year unpaid balances.

In 2016, the Company billed the affiliate $2,077,987 for freight, rent, and other transactions provided. The affiliate repaid the Company $2,020,286 during 2016 which included prior year unpaid balances.

In 2015, the Company owed the affiliate $2,013,115 for managerial services, workers compensation, vehicle insurance and miscellaneous transactions. The Company repaid the affiliate $2,026,264 during 2015 which included prior year unpaid balances. The Company also owed the affiliate $1,515,198 for brokerage fees and made payments of $1,515,744 during the year which included prior year unpaid balances.

Additionally, in 2015, the Company owed the affiliate $2,121,197 for health insurance and made payments to the affiliate totaling $2,143,983 which included prior year unpaid balances.

In 2015, the Company billed the affiliate $1,731,120 for freight, rent, and other transactions provided. The affiliate repaid the Company $2,230,900 during 2015 which included prior year unpaid balances.

The Company leases office space in Mesa Arizona from an entity which is owned totally by the members of the Company. The lease, is for the Corporate Office location. The amount of lease payments made in 2016 and 2015 for the office space was $470,141 and $470,141, respectively.

6.	Claims payable:

Claims payable represent accruals for the self-insured portion of the outstanding claims at year end. The current portion reflects the amounts of claims expected to be paid in the following year. These accruals are estimated based upon actuarial analysis of the nature and severity of individual claims and an estimate of future claims based upon historical experience. The ultimate cost of a claim develops over time as additional information regarding the nature, timing and extent of damages become available. As of December 31, 2016 and 2015, claims payable is estimated at $7,861,802 and $3,265,138, respectively.

The actual cost to settle the self-insured claims liability can differ from reserve estimates because of legal costs, claims that have been incurred but not reported and a number of uncertainties, including the inherent difficulty in estimating the severity of the claims and the potential settlement amounts to dispose of the claims.

10

ESTENSON LOGISTICS, LLC

NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2016 AND 2015

See Independent Auditors' Report

7. Notes payable:

All notes payable are secured by equipment and consist of the following:

2016

Notes payable to lender, secured by equipment with original cost totaling $38,833,320, with monthly payments totaling $581,143, interest rates ranging from 2.05% to 2.48%, and maturity dates ranging from 2017 to 2022.	$24,112,026

Notes payable to lender, secured by equipment with original cost totaling $23,179,260, with monthly payments totaling $333,976, interest rates ranging from 2.24% to 2.60%, and maturity dates ranging from 2017 to 2023.	16,972,856

Notes payable to lender, secured by equipment with original cost totaling $18,234,247, with monthly payments totaling $256,162, interest rates ranging from 2.27% to 2.67%, and maturity dates ranging from 2020 to 2022.	13,326,497

Notes payable to lender, secured by equipment with original cost totaling $19,263,352, with monthly payments totaling $270,240, interest rates ranging from 2.21% to 2.51%, and maturity dates ranging from 2020 to 2022.	12,873,988

Notes payable to lender, secured by equipment with original cost totaling $19,210,673, with monthly payments totaling $249,781, interest rates ranging from 2.12% to 2.78%, and maturity dates ranging from 2020 to 2023.	11,627,609

Notes payable to lender, secured by equipment with original cost totaling $23,430,599, with monthly payments totaling $351,425, interest rates ranging from 2.13% to 2.57%, and maturity dates ranging from 2017 to 2021.	11,194,142

Notes payable to lender, secured by equipment with original cost totaling $9,693,530, with monthly payments totaling $130,870, interest rates ranging from 2.45% to 2.85%, and maturity dates ranging from 2019 to 2023.	8,254,435

11

ESTENSON LOGISTICS, LLC

NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2016 AND 2015

See Independent Auditors' Report

7.	Notes payable (continued):

Notes payable to lender, secured by equipment with original cost totaling $5,250,545, with monthly payments totaling $75,501, interest rates ranging from 2.16% to 2.87%, and maturity dates ranging from 2022 to 2023.	$5,001,119

Notes payable to lender, secured by equipment with original cost totaling $9,210,791, with monthly payments totaling $141,988, interest rates ranging from 2.09% to 2.74%, and maturity dates ranging from 2017 to 2019.	3,392,557

Notes payable to lender, secured by equipment with original cost totaling $5,068,177, with monthly payments totaling $76,731, interest rates ranging from 2.35% to 2.70%, and maturity dates ranging from 2017 to 2020.	1,403,709

Notes payable to lender, secured by equipment with original cost totaling $926,932, with monthly payments totaling $13,177, interest rates ranging from 2.46% to 2.49%, and maturity dates ranging from 2022 to 2023	881,719

Notes payable to various lenders, secured by equipment with original cost totaling $1,392,827, with monthly payments totaling $25,045, interest rates ranging from of 2.45% to 4.45% and maturity dates ranging from 2017 to 2018.	$58,062

Total notes payable	109,098,719

Less current portion of long-term debt	(25,881,832)

$83,216,887

Maturities on long-term debts are as follows:

One year	$25,881,832
Two years	24,069,341
Three years	23,294,854
Four years	18,763,803
Five years	11,649,884
Thereafter	5,439,005
Total	$109,098,719

12

ESTENSON LOGISTICS, LLC

NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2016 AND 2015

See Independent Auditors' Report

7.	Notes payable (continued):

2015
Notes payable to lender, secured by equipment with original cost totaling $26,819,591, with monthly payments totaling $408,567, interest rates ranging from 2.05% to 2.48%, and maturity dates ranging from 2017 to 2022.	$17,312,695

Notes payable to lender, secured by equipment with original cost totaling $18,234,247, with monthly payments totaling $256,162, interest rates ranging from 2.27% to 2.67%, and maturity dates ranging from 2020 to 2022.	15,939,244

Notes payable to lender, secured by equipment with original cost totaling $19,263,352, with monthly payments totaling $270,240, interest rates ranging from 2.21% to 2.51%, and maturity dates ranging from 2020 to 2022.	15,809,043

Notes payable to lender, secured by equipment with original cost totaling $28,089,718, with monthly payments totaling $438,252, interest rates ranging from 2.13% to 2.72%, and maturity dates ranging from 2015 to 2022.	15,435,218

Notes payable to lender, secured by equipment with original cost totaling $26,412,851, with monthly payments totaling $462,719, interest rates ranging from 2.24% to 2.87%, and maturity dates ranging from 2015 to 2022.	15,260,348

Notes payable to lender, secured by equipment with original cost totaling $17,602,077, with monthly payments totaling $228,317, interest rates ranging from 2.12% to 2.78%, and maturity dates ranging from 2020 to 2021.	12,609,485

Notes payable to lender, secured by equipment with original cost totaling $12,216,235, with monthly payments totaling $195,562, interest rates ranging from 2.09% to 2.74%, and maturity dates ranging from 2016 to 2020.	5,395,309

13

ESTENSON LOGISTICS, LLC

NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2016 AND 2015

See Independent Auditors' Report

7.	Notes payable (continued):
Notes payable to lender, secured by equipment with original cost totaling $7,243,237, with monthly payments totaling $118,361, interest rates ranging from 2.35% to 2.70%, and maturity dates ranging from 2017 to 2020.	$2,272,304

Notes payable to lender, secured by equipment with original cost totaling $2,487,466, with monthly payments totaling $34,083, interest rates ranging from 2.45% to 2.85%, and maturity dates ranging from 2019 to 2022.	2,015,476

Notes payable to lender, secured by equipment with original cost totaling $754,379, with monthly payments totaling $13,434, interest rates ranging from 2.45% to 2.78%, and maturity dates ranging from 2016 to 2017.	200,093

Notes payable to lender, secured by equipment with original cost totaling $3,488,868, with monthly payments totaling $62,475, interest rates ranging from 2.84% to 2.88%, and maturity dates in 2016.	160,030

Notes payable to various lenders, secured by equipment with original cost totaling $1,409,460, with monthly payments totaling $25,408, interest rates ranging from of 2.54% to 4.45% and maturity dates ranging from 2015 to 2018.	$209,783

Total notes payable	102,619,028

Less current portion of long-term debt	(22,949,083)

$79,669,945

Maturities on long-term debts are as follows:

One year	$22,949,083
Two years	21,103,277
Three years	19,778,905
Four years	18,318,764
Five years	13,725,196
Thereafter	6,743,803
Total	$102,619,028

14

ESTENSON LOGISTICS, LLC

NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2016 AND 2015

See Independent Auditors' Report

8.	Concentrations of credit risk:

At December 31, 2016, approximately 54% of the Company's revenues were provided by two customers and approximately 64% of the Company's accounts receivable was due from three customers. Approximately 70% of the Company's revenues were provided by three customers and approximately 67% of the Company's accounts receivable was due from three customers at December 31, 2015.

9.	Revolving line and letters of credit:

The Company maintains a line of credit with a bank at an interest rate of prime. At December 31, 2016 and 2015, the Company had no outstanding balance on the line of credit but could borrow up to $2,000,000. The credit line is secured by all of the Company's net trade receivables.

The Company also has three letters of credit with a bank totaling $3,271,597 and four separate letters of credit with banks totaling $5,303,541 as of December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, there was no outstanding balance on the letters of credit and the unused balance was $3,271,597 and $5,303,541, respectively. These letters of credit are used for self-insurance bonding and are secured by the unencumbered accounts and assets of the Company.

10.	Commitments:

The Company has a number of operating leases for offices, warehouses, and parking spaces as well as for tractors and trailers and other property in various locations.

An office located in Fontana, California requires lease payments of $21,748 per month through October 31, 2019. The Company has the option to renew the lease at that date. Also in Fontana, California the Company entered into a lease for office space with monthly payments of $695. This lease expires August of 2017.

An office located in Elk Grove, California requires lease payments totaling $27,680 and $28,522 for 2017 and 2018, respectively. This lease will expire on December 31, 2018 but could be extended or continued on a month to month basis.

An office located in Commerce City, Colorado requires lease payments totaling $8,859 for 2017. This lease will expire September 31, 2017 with an option to renew for an additional twelve months.

The Company leases office and shop space in Tracy, California. The lease requires lease payments totaling $18,168 per year for 2017 and $3,028 for 2018. The lease expires February 28, 2018.

The Corporate Office location in Mesa, Arizona is leased from an entity totally owned by the members of the Company. The required lease payments for the next five years, from 2017 to 2021, are $485,865; $493,714; $501,571; $509,429 and $517,286 respectively. Thereafter, the required lease payments total $612,886. This lease will expire February 28, 2023.

15

ESTENSON LOGISTICS, LLC

NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2016 AND 2015

See Independent Auditors' Report

10.	Commitments, continued:

The Company leases various parking and storage areas at various work sites. These leases are generally month to month leases or one year leases and will expire in 2017. Total lease payments for 2017 for these leases are $27,906.

The Company also leases various tractors and trailers. The four leases expire in 2017 with total payments of $153,480 for 2017.

The Company leases a forklift with monthly payments of $1,397 expiring in March 2019. The required lease payments for the next four years, from 2017 to 2020, are $12,570; $16,761; $16,761 and $4,190 respectively.

The Company leases various office equipment with monthly payments ranging from $58 to $732. Total future lease payments for 2017 and 2018 are $21,274 and $11,333, respectively.

The Company has a service agreement for approximately 1,218 communication devices under a contract requiring monthly payments ranging from $6 to $8 per device. This service agreement expires November 30, 2017. Total remaining payments are estimated at $36,379 for 2017.

The following is a schedule by years of future minimum payments required under the above leases as of December 31, 2016:

One year	$1,053,156
Two years	814,337
Three years	735,816
Four years	513,619
Five years	517,286
Later years	612,886
Total	$4,247,100

11.	Profit-sharing plan:

The Company implemented a salary reduction/profit-sharing plan in 2001 under the provisions of Section 401(k) of the Internal Revenue Code. Company contributions for the years ended December 31, 2016 and 2015 totaled $288,792 and $256,930, respectively.

12.	Contingencies:

The Company is party to various legal actions normally associated with the trucking industry, the aggregate effect of which, in management's and legal counsel's opinion are not material to the financial condition or results of operations of the Company, with the exception of the actions discussed in the following paragraph.

16

ESTENSON LOGISTICS, LLC

NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2016 AND 2015

See Independent Auditors' Report

12.	Contingencies, continued:

The Company is defendant in multiple class action lawsuits brought by various employees alleging various wage violations. In August 2016, the parties attended mediation for three of the cases and agreed to consolidate and settle these three cases on a class-wide basis for a total of $1,980,000, contingent on approval by the court. The settlement would affect a release of all claims raised in the cases by plaintiffs, representing approximately 1,600 class members. Accordingly, the Company accrued the settlement loss at December 31, 2016.

13.	Date of Management Review:

The Company has evaluated subsequent events through March 8, 2017, the date which the financial statements were available to be issued.

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